PROVISION FOR LITIGATION	12 Months Ended
Dec. 31, 2018
PROVISION FOR LITIGATION
PROVISION FOR LITIGATION

NOTE 28 — PROVISION FOR LITIGATION

The Company and its subsidiaries are parties to a number of ongoing legal proceedings, particularly in labor and civil matters, which are in various stages of judgment.

The Company’s Management adopts the procedure to classify the legal proceedings filed against the Company based on the risk of loss and the occurrence of a present obligation related to a past event, based on the opinion of its legal advisors, as follows:

•

For cases whose negative outcome for the Company is considered probable, in addition to meeting the present obligation condition linked to past event, provisions are recorded and their related information is disclosed in notes, where relevant;

•	For cases whose negative outcome for the Company is considered as possible, no provision is made and its corresponding information is disclosed in notes, when relevant; and
•

For cases whose negative outcome for the Company is considered remote, no provision is made and only the relevant information, which, at the discretion of the management, is deemed relevant for the full understanding of the financial statements, is disclosed in notes.

Therefore, in order to cover for probable losses, provisions for contingencies are constituted, according to a judgment made by the management of the Company and its subsidiaries, supported by its legal advisors, sufficient to cover possible losses in legal proceedings.

On the closing date of these financial statements, the Company has the following provisions for legal obligations connected with lawsuits, by nature, considered by the Management of the Company as being an entity’s present obligation, derived from events that have already occurred, whose settlement is expected to result in the withdrawal of the entity’s resources capable of generating economic benefits:

Provision for contingencies - Risk of probable losses

	12/31/2018	12/31/2017
CURRENT
Civil	884,044	1,233,401
Labor	45,611	278,104
Tax	1,709	6,882
	931,364	1,518,387
NON-CURRENT
Civil	21,327,263	20,049,730
Labor	1,522,207	2,358,354
Tax	346,825	625,879
	23,196,295	23,033,963
	24,127,659	24,552,350

These provisions during this year evolved as follows:

Balance on 12/31/2017	24,552,350
Constitution of provisions	5,594,718
Reversal of provisions	(4,061,463)
Monetary correction	1,045,657
Write offs	(1,433,400)
Held for sale reclassification	(288,065)
Payments	(1,282,138)
Balance on 12/31/2018	24,127,659

The constitution and reversal of the provision for contingencies were recorded in the income statement for the year as Operating Provisions (Note 38).

Considering that the settlement of the Company’s proceedings depends on third parties, in general, it is not possible to estimate an annual expected settlement schedule.

•	Civil

As of December 31, 2018, the Company and its subsidiaries have civil lawsuits of R$ 22,211,307 (R$ 21,283,131 as of December 31, 2017), which is the probable estimate of outflow of funds to settle these lawsuits.

In civil lawsuits, there are mainly claims for monetary correction of the Compulsory Loan, proceedings arising from payments, fines and charges for alleged delays and defaults, collective actions for putative securities and civil actions associated with the consumption relation, relating to indemnities for moral and material damages arising mainly from irregularities in the measurement of consumption and undue charges according to the main cases described below:

•	Monetary Correction Claim concerning the Compulsory Loan

There is an expressive judicial litigation involving Eletrobras, where the largest number of actions in this universe whose purpose is to challenge the criteria for monetary updating of the Compulsory Loan book-entry credits on the consumption of electric energy, determined by the legislation governing the Compulsory Loan and applied by the Company, and the application of inflationary purges arising from economic plans implemented in Brazil.

The credits of the compulsory loan were substantially paid by the Company through the conversions in shares made through the shareholders’ meetings held on April 20, 1988, April 26, 1990, April 28, 2005 and April 30, 2008.

The divergence was taken to the Superior Justice Court (STJ), and the merit question was decided by that Court. The matter, however, is currently subject to appeals to the Federal Supreme Court (STF), which are pending judgment.

In spite of the fact that the matter was submitted to the STF, in the light of the precedent of the STJ, ruled under article 543-C of the Code of Civil Procedure of 1973, the lawsuits filed have had their normal course and, consequently, several convictions to the payment of monetary correction differences related to this period have been issued; as a result, Eletrobras has been the target of numerous executions, and in these executions there is no agreement between Eletrobras and the plaintiffs as to how to calculate the amount due.

The most relevant dissent concerns the time lapse in the application of compensatory interest rates of 6% per year. According to the current precedent of the STJ, the burden of the judicial debts (monetary correction from the date of maturity and default interest from the date of the citation, that is, the SELIC (Special System of Settlement and Custody) rate) is imposed on the difference of monetary correction (if applicable), because it is a judicial discussion. In addition, according to Eletrobras’ understanding, consideration must be given to the five-year time limit for payment of compensatory interest, counted from the date of filing of the lawsuit. The Company recognizes the provisions related to these demands in accordance with this understanding, embodied in Special Appeal No. 1003955/RS.

However, in spite of this understanding, the judgment of the Motion for Reconsideration was initiated in Case of Special Appeal number 790288/PR, by the STJ, through which the period of application of compensatory interest is to be reconsidered.

In addition to all of the above, in January 2017, a law firm was hired to analyze the database of the legal action control system. With the result of this work, the Company reviewed data such as dates, amounts paid and/or deposited in court and Compulsory Loan credits executed in the processes as well as loss forecast. The review resulting from the scope of work of contracted legal consulting was completed in 2018 and, on September 30, 2018, based on the Company’s best expectations, the claims filed by the plaintiffs of these lawsuits were reviewed, and the impact was an increase in the provision in the amount of R$ 1,389,756.

Also in 2018 regarding the criteria used to calculate the provision of lawsuits classified as probable was the change in the order used to settle the components of the provision, since there are payments made by Eletrobras during these proceedings, even prior to its final and definite decision, as installments considered judicially uncontroversial. In this sense, it was verified the formation of favorable jurisprudence to the Company, in the sense that upon the payment of installments of the judicial debt, compensatory interest should first be considered paid, when they are net debts and expired at the same time, since they are more onerous for the Company than the default interest on the entire judicial debt basis. Accordingly, in 2018, the Company reassessed the criterion of imputation of payments made, within the context of the judicial proceedings provided for, in the sense that the imputation is made, first, for the payment of compensatory interest before the default interest, generating a net positive effect, for the income statement, of approximately R$ 467,630 (reversion of R$ 759,879 and update of R$ 292,249).

The Company maintains a provision for these civil contingencies in the amount of R$ 17,941,912 as of December 31, 2018 (R$ 16,596,267 as of December 31, 2017).

•	Amazonas GT and Eletrobras

There are proceedings filed against Amazonas GT, where Eletrobras was included as defendant, as it appeared as guarantor and main debtor of Amazonas GT in several electricity supply contracts.

These proceedings arise out of payments, fines and fees charged due to alleged delays and default by Amazonas GT in compliance with obligations related to such contracts.

Specifically in these electricity supply contracts in which Eletrobras appears as the guarantor, the Company maintains the provision of R$ 569,900 (R$ 545,928 as of December 31, 2017) tied to assets of the same amount of the subsidiary Amazonas GT.

•	Action complaints - Class Action

On May 2, 2018, the Company informed its shareholders and the market in general that it has signed a Memorandum of Understanding to enter into an agreement with respect to the class action. On June 29, they submitted the Agreement to the Stipulation of Settlement, and the company committed to pay US $ 14.75 million to the members of these class actions, as compensation.

At a hearing on December 12, 2018, the Court definitively approved the Agreement and the case was extinguished on merit judgment, with the attorney’s fees and expenses being reimbursed to the plaintiffs’ attorneys, which will be deducted from the US $ 14.75 million deposited in the judicial account of the agreement.

Eletronorte

•	Water Resources Inspection Fee - TFRH

The Company supported by its legal advisors and, due to the understanding that there is a strong tendency to declare unconstitutionality of collection of the fee also based on analysis of decisions for other cases, changed the risk classification from probable to possible, thus reversing the total of the provision constituted until June 2018 in the amount of R$ 1,183,583.

•	Expropriation of Lands

Our subsidiaries are normally involved in a number of legal proceedings related to the expropriation of land used for the construction of hydroelectric plants, particularly in the northern and northeastern regions. Most of those proceedings are related to the indemnification paid to the populations affected by the construction of the reservoirs and environmental or economic damages inflicted on the affected populations and neighboring cities. The main lawsuits related to expropriation involving our subsidiaries are described below.

In northern Brazil, Eletronorte is involved in several proceedings related to the expropriation of lands for the construction of the hydroelectric plant of Balbina, in the state of Amazonas. The lawsuits related to the Balbina expropriation involve the value to be paid for the expropriated land and the legality of the ownership of the affected land claimed by alleged landowners. As of December 31, 2018, the total amount involved, which has been fully provisioned, was R$291.8 million.

Eletrosul

•	ANEEL Tender No. 004/2014 - Lot A

Pursuant to Order No. 2,194, ANEEL sent the MME a proposal for a declaration of expiration of Concession Contract No. 001/2015. In view of this fact, the Company filed a request for reconsideration with ANEEL filed in the face of Order No. 2,194.

ANEEL, at a meeting held on October 23, 2018, decided not to accept the request for reconsideration filed by the subsidiary, maintaining Order No. 2,194/2018, in its entirety, in which ANEEL’s Board of Directors decided to send the MME the proposed declaration of forfeiture of ANEEL electric energy transmission concession contract No. 001/2015 (ANEEL Tender No. 004/2014 - Lot A).

ANEEL’s Board of Directors also ordered ANEEL’s Superintendence of Concessions, Permissions and Authorizations for Transmission and Distribution - STC to evaluate the possibility of taking advantage of the environmental licenses for installation, projects and other aspects that may favor the speed of the installation, and in this case, indemnifying, insofar as possible and viable, the subsidiary for the expenses incurred on this basis.

The MME complied with the recommendation of ANEEL Order No. 2,194 and declared, on October 31, 2018, the expiration of Concession Agreement No. 001/2015, signed by the subsidiary Eletrosul.

Contractual sanctions may be applied to the subsidiary, including administrative fines, and it has a guarantee of faithful compliance with the contract, in the amount of R$ 163.8 million, which may be executed to pay said fine.

The subsidiary invested approximately R$ 134,730 in the project, which may be used, at ANEEL’s discretion, upon a new tender of the concession in question, in which case the subsidiary should be fully or partially reimbursed.

Accordingly, the subsidiary accrued the amount of R$ 45,927 related to the fine that will possibly be applied by ANEEL as a result of the expiration of concession contract No. 001/2015.

Furnas

Civil lawsuits increased by R$ 163,765 compared to 2017, mainly due to the change in the prognosis of the case referring to the lawsuit filed by INEPAR S.A. on services rendered at the Itaberá Substation, in the amount of R$ 166,458. The process started with the prognosis of possible, however, there was the change of risk to probable in view of previous judgments in similar cases. The subsidiary started negotiations with INEPAR with the intention of reaching an agreement on this issue.

•	Annulment Claim

This is a claim for annulment regarding a tax credit determined in administrative proceeding No. 16682.720330/2012 (collection of PIS/COFINS on RTE and Itaipu). On July 6, 2015, Furnas made a judicial deposit in the amount required at the time, totaling R$117.3 million. Currently, the process is in discovery phase. As of December 31, 2018, the provisioned amount was R$315 million

CGTEE

•	Case 2-12 0 236/12

KfW Bank postulates the collection of obligations arising from loans of CGTEE, which appeared as guarantor of this loan, considering the repayments due (recorded as contractual fines), interest on overdue loans, late payment interest on overdue repayments and a claim for damages.

NOER LLP’s office updated the probability of loss from probable to possible, based on the decisions taken by the relevant court, in this way the Company reversed the amount of R$ 384,953 that was provisioned on December 31, 2018.

Chesf

•	Partial nullity of amendment (K-Factor of analytical price correction)

The subsidiary Chesf is the plaintiff of an action in which it requests the declaration of partial nullity of an amendment (K-Factor of analytical price correction) to the contract for civil works of the Xingó Hydroelectric Power Plant, signed with the Consortium formed by Companhia Brasileira de Projetos e Obras - CBPO, CONSTRAN S.A. - Construções e Comércio and Mendes Júnior Engenharia S.A. (hereinafter referred to as the “defendants”), and the refund of amounts paid, as a K-Factor, in the amount of approximately R$ 350,000 (values at the time, converted into reais), in double. The defendants, in addition to challenging the facts, have also filed a counterclaim for the conviction of CHESF for overdue payments arising from the same contractual amendment, not timely settled by the Company (partial payment of the K-Factor between July 1990 and December 1993, in compliance with Law No. 8,030/1990, and full suspension of payment of the K-Factor, from January 1994 to January 1996).

After a long procedural process in the ordinary courts, including controversy around the judicial branch competent for its processing and trial (CHESF and the Government, its assistant in the process, believe the jurisdiction belongs to the Federal Court; the Federal Regional Court of the 5th Region, in light of Law No. 8,191/1991, was of the opinion that the State Court had jurisdiction, which was ratified by the Court of Justice of Pernambuco/TJPE - the STJ, which was asked to rule on the matter, did not acknowledge the corresponding special appeal for purely procedural reasons), the subsidiary’s action was dismissed and the counterclaim of the defendants deemed appropriate, both decisions delivered by the TJPE.

The proceedings are in progress before the STJ (Special Appeal No. 726,446) by virtue of an appeal filed by the subsidiary. In August 2010, it was dismissed as largely unfounded, which was subsequently the subject of a first set of Motions for Clarification of all the parts, now ruled (those of Chesf were dismissed; those of the claimants were found to have been partially successful, in respect of fees for damages), and also of a second set of Motions for Clarification of all the parts, now ruled to stay the same (known and provided, but without changing effects with respect to the one previously judged) and again Motions for Clarification were filed by Chesf, which were rejected with a fine of 0.01% of the value of the case. Subsequently, the subsidiary filed a legal appeal of Motion for Reconsideration (EResp) and Extraordinary Appeal (RE) within the legal term: the EResp, due to its specific characteristics, depends on its appreciation partly by the Special Court and partly by the first section, both of the same STJ - before the special court of the STJ there was a dismissal decision in February 2016, and currently the same EResp awaits appreciation by the first section of the same STJ; filed at the same time but destined to the STF, it will only be opportunely assessed after the exhaustion of the assessment of the EResp in all its internal instances of the STJ.

On the other hand, before the 12th civil court of Recife-PE, a procedure of “Provisional enforcement of sentence”, proposed by the same opposing parties to Chesf in the case, where:

a)

There was a calculation of the legal accountant approved by the court (although applying updating criteria manifestly wrong for the case) by setting (provisionally) the value of the main conviction (for April 2015) in approximately R$ 1,035 million;

b)	There was a presentation by the subsidiary of “surety guarantee” originally received by the trial court, but, on appeal, refused by the TJPE;
c)	Until December 2016, the subsidiary’s financial assets had been seized in an approximate amount of R$ 500 million; and
d)	The subsidiary filed appeals and complaints pending review by the TJPE (Rapporteur, Judge Eduardo Paurá).

However, on December 7, 2016, in the face of a new appeal by the subsidiary through Special Appeal No. 1,530,912, pending before the STJ and referring to the same ordinary proceeding (liquidation action), a monocratic decision/injunction was obtained from the respective rapporteur (Minister Mauro Campbell Marques, second section), based on the attribution of a suspensive effect in said appeal, which results in the extinction/suspension of the liquidation action and of the provisional enforcement action (this being the origin of the liquidation action) , consequently releasing in full (authorization issued on January 26, 2017), in favor of the subsidiary, the total amount previously blocked/seized.

The subsidiary’s Management, based on the opinion of its legal advisors, updated the provision in its non-current liabilities which amounts to R$ 1,293,550 and other additional of R$ 129,355 in relation to the value of the conviction as fees for damages in favor of the employers of the adverse parties to the subsidiary.

•	GSF - Generation Scaling Factor

The Generation Scaling Factor (GSF) is a systemic index that indicates the amount of energy generated by all the hydroelectric plants participating in the MRE (Energy Relocation Mechanism) of the National Interconnected System - SIN in relation to the total physical guarantee (ballast) of the MRE. The severe hydrological condition that the Electrical System has been facing since 2014 has provoked an unprecedented judicialization in the sector, which has been dealing with a series of injunctions that affect the proper functioning of the Short Term Market -MCP. In July 2015, as a result of the injunctions of other agents, the subsidiary was charged under the rules adopted by the CCEE to rate the defaulted value of other agents due to the exposure of the GSF, even though it did not give cause to the problem. The subsidiary then activated the judicial sphere and obtained, through an injunction, the neutrality of the effects of the apportionment of injunctions of other agents and the effects of the GSF, below 95% in the accruals in the MCP.

Since then, regardless of the value of GSF occurring in that period, the subsidiary has perceived, in the amounts recorded in the MCP, a “credit” arising from the effects of the preliminary injunction granted. The amounts correspond to the ballast of the non-quota plants, within the scope of the MRE, namely: the Sobradinho Plant and energy not allocated to the quota system of the other plants of the subsidiary as regulated by Law No. 12,783/2013. Considering that the hydrological risks for non-quota plants, under current legislation, are attributed to hydraulic generators, the subsidiary considers that the effects of the injunction may be suspended in a timely manner, with the immediate consequence of “returning”, through accounting in the MCP, the values perceived in the liquidations, since 2015, when the injunction was granted. Therefore, the company is proceeding with the provisioning of amounts that are being credited monthly to the subsidiary in liquidation in the CCEE due to the limitation of the GSF imposed by said injunction. The subsidiary has in its non-current liabilities a provision for loss in the amount of R$ 831,352.

•	Taxes

On December 31, 2018, the Company and its subsidiaries have tax lawsuits of R$ 348,534 (R$ 632,761 as of December 31, 2017), which is the probable estimate of funds to settle these lawsuits.

In the tax lawsuits, there is mainly non-homologated compensation of PIS and COFINS, collection of undue social security contributions, assessments for the extemporaneous recording of ICMS credits, ICMS credit reversal requirements on energy losses, use of ICMS credit due to CCC subsidies, in addition to various tax foreclosures and lawsuits in which consumers seek compensation for the public lighting rate paid.

•	Labor

On December 31, 2018, the Company and its subsidiaries have labor lawsuits in the amount of R$ 1,567,818 (R$ 2,636,458 as of December 31, 2017), which is the probable estimate of the disbursement of funds to settle these lawsuits.

Labor lawsuits are mainly discussed in lawsuits filed by employees of service providers, linked to issues related to labor and employment relationships according to the main lawsuits described below:

Contingent Liabilities - Risk of possible losses

	12/31/2018	12/31/2017
Civil	18,591,346	38,689,569
Labor	5,145,030	3,813,708
Tax	11,339,924	12,213,802
	35,076,300	54,717,079

Civil(*)	20,036,302	14,166,890
Labor (*)	265,154	284,390
Tax(*)	119,754	1,321,348
	20,421,210	15,772,628

Total	55,497,510	70,489,707

(*) Risk of possible losses for the companies CEAL and Amazonas D classified as assets held for sale.

•	Civil

On December 31, 2018, the Company and its subsidiaries have civil lawsuits of R$ 38,627,648 (R$ 52,856,459 as of December 31, 2017), and their probability of loss is possible, where no provision is made.

•	Compulsory Loan - monetary correction criteria

These civil lawsuits in the Company have as their objective the application of monetary restatement criteria concerning booked credits of the Compulsory Loan constituted since 1978.

The purpose of the lawsuits is to challenge the calculation method of monetary restatement determined by the legislation governing the Compulsory Loan and applied by the Company. The credits were substantially paid by the Company through stock conversions using current legislation as a basis for restatement.

The total value of the possible lawsuits, including the conversions of credits by the equity value, on December 31, 2018, is R$ 3,872,305 (R$ 4,229,555 on December 31, 2017).

•	Compulsory Loan: conversion of credits by equity value

It is a lawsuit proposed by the Brazilian Association for Water and Electric Energy Consumers that is being processed at the 17th Federal Court of Brasília under the number 2005.34.00.036746-4, whose object is to obtain the return of the compulsory loan based on the market value of the shares instead of the method currently applied that uses its equity value.

The initial amount of the cause was R$ 2,397,003. As of December 31, 2018, the restated amount is R$ 3,679,836 (R$ 3,525,049 on December 31, 2017).

The Company understands that it is possible to convert the credits into shares by the equity value and not by the market value, by express legal provision (article 4 of Law 7,181/83) and by being a more objective criterion, which depends on several factors not always directly linked to the company’s performance.

Currently, the lawsuit is in the judgment stage of the plaintiff’s appeal, together with the Federal Regional Court of the 1st Region, since it was declared as an illegitimate party for the filing of the suit by the 17th Federal Court of the Federal District.

It should be noted that this action was proposed on 07/09/2007 and that the rulings on repetitive appeals became final after 2009, that is the reason why the pacified understanding today is totally contrary to the initial thesis and petition. Therefore, the Company understands that the best estimate for the loss outcome should be possible.

•	Acquisition of Belo Monte energy destined to the ACL

Eletrobras and its subsidiaries Chesf and Eletronorte hold a total of 49.98% of the share capital of SPE Norte Energia S.A. (Norte Energia), the latter responsible for the construction of the Belo Monte hydroelectric power plant.

There was divergence among the shareholders regarding the application of clause 6.7 of the Shareholders’ Agreement, which concerns the exercise of preemptive rights to enter into a purchase contract at a price of R$ 130.00/MWh (in April 2010) for the acquisition of 20% of the average energy assured, by Eletrobras, of the energy of Belo Monte destined to the Free Contracting Environment -ACL.

Some members of Norte Energia claim that Eletrobras has an obligation to acquire such energy. Eletrobras understands that there is no such obligation, but rather the right of first refusal. The Shareholders’ Agreement provides for conflicts to be settled through arbitration. Accordingly, the Shareholders’ Meeting of Norte Energia decided in April 2016 to initiate such a procedure.

On June 29, 2017, a hearing on the case was held in which it was determined that (i) the parties would gather their respective audited financial statements, by August 7, 2017, indicating where the entries and references or notes related to the business object of arbitration, (ii) the parties would submit technical opinions by September 11, 2017, analyzing the capital structure of the project and (iii) the other technical opinions would be submitted by September 11, 2017 and the parties would talk about the technical opinions and present opposing opinions until November 10, 2017.

On August 7, 2017, the parties presented their financial statements, and on September 11, 2017, they presented their technical opinions.

In March 2018, a new hearing of witnesses was held and a request was made for documents to be collected, by the arbitrators, which should occur until March 28, 2018.

On October 17, 2018, the mediation and arbitration council decided in favor of Eletrobras, understanding that Eletrobras is not required to sign a contract for the purchase and sale of energy destined to the ACL - Free Contracting Environment, for the term of the concession.

Chesf

•	Environmental damage to fishermen

Public civil lawsuit filed against the Company by the Community Association of the Village of Cabeço and Vicinities, in the amount of R$ 368,548, before the 2nd Federal Court in Sergipe, with the objective of obtaining financial compensation as a result of alleged environmental damage caused to the fishermen of Cabeço, downstream of the HPP Xingó and caused by the construction of this Plant - Case No. 0002809-27.2002.4.05.8500.

IBAMA, IMA-AL, CRA-BA, the Federal Government and Adema-SE were included in the passive side of the lawsuit. On the other hand, in the region of Brejo Grande/SE, a public civil lawsuit against the subsidiary Chesf was also filed by the Fishermen’s Association of the Villages of Cabeço and Saramém, to which the value of R$ 309,114 was assigned for the same purposes as the previously mentioned complaint. On April 15, 2008, a judgment was handed down recognizing the jurisdiction of the Federal Court to process and adjudicate the case and determining the referral of the case to the 2nd Federal Court of Sergipe. On February 19, 2009, the two lawsuits were considered as procedurally related and started being jointly processed before the 2nd Federal Court/SE. On May 21, 2013, a hearing was held in which a schedule for the expert work was drawn up, which will be carried out by multidisciplinary teams, with prediction of completion of the reports until January 2015.

On November 27, 2013, a hearing was held in which the work plans of the teams were approved.

It was also agreed that both processes will remain with their process exclusively directed to the performance of the expertise and suspended until the final expert report is presented. On November 18, 2014, a new audience was held to follow up on the expertise and definition of a schedule of activities with a view to the conclusion of the expert’s work. The two expert reports were made available to CHESF on December 7, 2015.

The opinion of the technical assistants of the subsidiary, which challenged the expert reports, was presented in both lawsuits on May 30, 2016. In turn, the subsidiary’s final allegations were filed in a timely manner on September 19, 2016, and the lawsuits, as of December 31, 2018, were completed for sentencing. Supported by the assessment of the attorneys who sponsor the lawsuits by the subsidiary, the Management’s expectation of the possibility of loss of these lawsuits is possible as to the failure of the defense and remote as to the amounts of the claims.

Based on the assessment of its legal counsel, the management classified the risk of loss of this lawsuit as possible, in the estimated amount of R$ 715,673.

•	Nullity of the trade union agreement

Public civil lawsuit filed by the Federal Prosecutor’s Office with the judicial branch of Paulo Afonso - BA (case No. 2490-83.2012.4.01.3306), where, in summary, it pursues the obtainment of a judicial decree declaring that there is no Amendment to the Agreement of 1986, signed in 1991 between the subsidiary Chesf and the representatives of the Union of Rural Workers of the Sub-District of São Francisco. The amount attributed to the case was R$ 1,000,000. A judgment was rendered declaring the nullity of the 1991 agreement between the subsidiary and the Union, which changed the calculation method of the VMT to the equivalent of 2.5 minimum wages; as well as determining the payment of the differences established since 1991 between the sum actually paid and the value of 2.5 minimum wages, monetarily corrected and plus default interest for each family that received or still receives the VMT for the respective period during which it has been received and that belong to the territorial jurisdiction of this Judicial Branch, except for the cases of the resettled persons who signed the terms of an extrajudicial agreement and the public deed of donation with the respondent, renouncing the benefits of the VMT, as well as removing the right of the interested parties to the perception of plots affected by the five-year  period, as from the filing of the lawsuit. Appeals against the sentence were filed by Chesf and the Federal Prosecutor’s Office, which are awaiting a ruling, and were distributed by jurisdiction on November 30, 2016 to the Rapporteur Federal Judge Neviton Guedes - Fifth Chamber.

On December 31, 2016, it was concluded for report and vote. This position remains unchanged until December 31, 2018. Based on the assessment of its legal counsel, the management classified the risk of loss of this lawsuit as possible, in the estimated amount of R$ 1 billion.

CGTEE

•	Case 2-12 0 236/12

KfW Bank postulates the collection of obligations arising from loans of CGTEE, which appeared as guarantor of this loan, considering the overdue repayments, interest on overdue loans, late payment interest on overdue repayments and a claim for damages.

Some hearings have already been conducted in Germany, where the local law firm has communicated the condemnatory sentence of CGTEE in favor of KfW, in the estimated amount of EUR 74,330. On February 27, 2019, the third hearing was held before the Higher Regional Court of Germany, when it decided to obtain an opinion from an expert in Brazilian legislation and the need for approval by the Board of Directors for such encumbrance, as required by Law No. 6,404/1976. The next step will be the statement of KfW about the appeal. The local legal office, responsible for the case, after reviewing the progress of the action, changed the probability of loss from probable to possible, a fact that caused the reversal of the amount of R$ 389,749 in fiscal year 2018.

Eletronorte

•	Eletronorte civil lawsuit

Sul América Companhia Nacional de Seguros brought a cause of action against Eletronorte claiming the reimbursement of amounts paid by the plaintiff to Albrás Aluminio Brasileiro S.A., (“Albras”), pursuant to obligations due under insurance contracts.

The plaintiff claims that the insurance claim was for the interruption of the supply of electricity to the industrial complex, which is the subject of a specific contract between Albras and Eletronorte. Eletronorte argued that the statute of limitations should apply, absent strict liability, no fault and unforeseeable circumstances.

The first instance judge upheld the request of the plaintiff and ordered Eletronorte to pay the plaintiff R$55.7 million, including monetary restatement pursuant to the variation of the INPC index from the date of preparation of the calculations presented in the lawsuit and interest at a rate of 1.0% per month since service of process. The parties submitted appeals against the decision; Eletronorte’s appeal was dismissed and the plaintiff’s appeal was upheld.

Eletronorte filed a further appeal, and the court confirmed that in cases of late payments not involving individuals and upon absence of extrajudicial challenge by the party who caused the damage, the interest commences from time of service of process.

Eletronorte filed a motion for clarification, which was denied. Both the plaintiff and Eletronorte then filed special appeals with the STJ, which were admitted. The special appeals are pending judgement. As of December 31, 2018, the amount involved is of R$352 million.

•	Taxes

On December 31, 2018, the Company has tax lawsuits of R$ 11,459,678 (R$ 13,535,150 on December 31, 2017), and their probability of loss is possible, where no provision is made.

Furnas

On December 31, 2018, the main tax lawsuits with possible loss probability belonging to the subsidiary are described below:

Lawsuit in the amount of R$ 1,391,882, related to the tax assessment notice due to alleged insufficient collection or declaration for PIS/COFINS. Compensation made without presentation of a proper PERDCOMP document.

Lawsuit in the amount of R$ 1,474,099, related to the tax assessment notice due to alleged irregularities in the determination of IRPJ and CSLL, where the reversal of the actuarial liability of FRG was excluded from the Actual Profit. As this is an actuarial surplus, the amount was excluded from the calculation basis and was offered to taxation as it is realized. An undue exclusion of negative balances referring to 2007, 2008 and 2009 without presentation of the PERDCOMP was also pointed out.

Lawsuit in the amount of R$ 101,893, related to the tax assessment notice drawn up as a result of the use of expenses incurred in 2000 (Recognition of debt to the FRG referring to past service times of employees) as tax loss recorded in 2009 and offset in the years 2009, 2010 and 2011.

Lawsuit in the amount of R$ 827,830, related to the Tax Enforcement filed by the Federal Government for the collection of tax credits constituted due to differences in IRPJ and CSLL calculated as a result of the accounting compensation procedure carried out by Furnas without presentation of a proper instrument for that.

Lawsuit in the amount of R$ 717,044, related to the tax assessment notice related to the use of expenses incurred in 2000 as tax loss carryforwards recorded in 2010 and then offset in 2009, 2010 and 2011. The expenses deducted in 2010 were glossed by the fiscal authority.

Eletrosul

•	Tax assessment notice

Tax assessment notice on the RBNI surplus indemnity parcel in the amount of R$ 547,500 as of December 31, 2018. Provisional measure No. 579/2012, converted into Law No. 12,783/2013, provided that, at the discretion of the Federal Government, the concession of the public electricity transmission service could be extended. In compliance with the conditions imposed by the granting authority, on December 4, 2012, the Company and the Federal Government agreed to extend the validity of concession contract No. 057/2001, by means of a definition of the payment to be made to the Company for the indemnity of assets not amortized. This indemnity is derived from the resources of the Global Reversion Reserve (RGR), resources allocated by law to the cost of the reversal of assets in the closing and expropriation of the concessions of the electric sector, as well as the value of the new rates resulting from the extension of the concession contract.

Chesf

•	Municipality requires Added Value

Case No. 0002226-70.2017.8.25.0014 (District of Canindé do São Francisco) - Action brought by the Municipality of Canindé do São Francisco, requesting the added value due in the face of the value received from the Federal Government by Chesf, concerning the indemnity referring to the Xingó Power Plant. The Municipality of Canindé do São Francisco basically claims:

(a)

That the State of Sergipe should include in the Added Value of the base year 2013 the amount of R$ 2,925,318, recalculating the IPM due to the Xingó Hydroelectric Power Plant, in the same way for subsequent years, for the effect of the participation of the ICMS tax assessment in the year 2017, with transfer of the data to the TCE/SE to republish Deliberative Act No. 884/2016, under penalty of a daily fine of R$ 100; and

(b)

That the State of Sergipe compelled to, within 48 hours, attach to the records the calculation map of the added value of the Municipality’s ICMS, referring to the years 2013, 2014, 2015 and 2016, highlighting if there was, in the composition of the respective IPM value, the inclusion of the amounts perceived by the subsidiary Chesf as an advance, in the form of item “a” above;

(c)

To recognize the legal-tax relationship arising from the anticipated revenue made by the Federal Government in favor of the subsidiary, as a taxable element, attesting its inclusion of the value of ICMS due and to the distribution product allocated to the VAF - Added Value of the Municipality of Canindé do São Francisco;

(d)

That all defendants are required to make the accounting and financial adjustments necessary to include in the Added Value of the base year 2013 of the amount of R$ 2,925,318, recalculating the IPM and participation of the ICMS assessment, due to the Xingó Hydroelectric Power Plant for all subsequent years, condemning them to reimburse the claimant for amounts unduly removed since 2013, in an amount to be determined by the accounting report made in the records. The Federal Government, when still summoned in the scope of Federal Justice, alleged its passive illegitimacy and requested the exclusion of the case.

The subsidiary Chesf has presented its defense. The federal court rejected the municipality’s urgency protection, and this decision was challenged by a bill of review, and maintained by the Federal Regional Court of the 5th Region.

The request for passive illegitimacy of the Federal Government was accepted, and the records were sent to the District of Canindé do São Francisco - SE. In the District of Canindé do São Francisco - SE, the honorable Judge issued an order requiring the parties to proceed with the specification of evidence.

On September 30, 2018, Chesf had petitioned, requiring the presentation of expert accounting evidence, to be performed by an accounting expert in the electricity sector. On June 26, 2018, there was an offer of replica on the part of the Municipality, and this is the status of the case on December 31, 2018.

•	Labor

On December 31, 2018, the Company and its subsidiaries have labor lawsuits of R$ 5,410,184 (R$ 4,098,098 as of December 31, 2017), and their likelihood of loss is possible, where no provision is made.

Eletronuclear

•	Union of Engineers of the State of RJ - SENGE

The main controversy of case No. 0064500-25.1989.5.1.0029, whose amount involved is R$ 473,462 on December 31, 2018, lies in the interpretation of the res judicata that delimited the payment of the URP index only from February 1989. However, in the liquidation phase, the other party claimed that the 26.05% month-to-month rate should be applied until he/she was included in the remuneration of those who were replaced or until his/her resignation. It is possible to have a judicial decision ratifying the historical value of R$ 359,670, calculated by the court expert in 2014. It should be noted that the Attorney General’s Office - AGU joined the case.

The AGU has a legal thesis that aligns itself to the defense of the subsidiary Eletronuclear, when explaining that:

a)	The decision in the liquidation/execution phase that establishes the right to incorporate URP/1989 in the remuneration of those who were replaced violates the decision that has already become final;
b)

The amount required on the basis of the final decision, i.e. the payment of the URP relative only to February 1989, has already been deprecated, due to the existence of a Collective Agreement agreed in 1989 between the parties hereto, which specifically deals with the discharge of URP/1989. At the moment there is a report issued by the expert of the Court. On November 24, 2017, a court decision was issued for the parties to express their opinion on the expert report that answered the questions presented by the Company. In this report, the Expert of the Court, by sampling, pointed out that the amounts indicated in the URP collective agreement of February 1989 were paid.

The last decision published in the official journal was on March 16, 2018, intended for the plaintiff (SENGE) to offer a statement regarding the petition filed by the defendant.

On January 29, 2019, a decision was issued for Eletronuclear to pay the debt or present a defense, which inaugurated the execution phase of the case. In any event, in the decision the subsidiary was exempted from offering assets to the attachment to file an eventual defense. Eletronuclear’s motions for clarification were filed without a published decision.